UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 28, 2010

NATIONAL TECHNICAL SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

California	0-16438	95-4134955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24007 Ventura Boulevard, Suite 200 Calabasas, California	91302
(Address of Principal Executive Offices)	Zip Code

(818) 591-0776

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On April 28, 2010, we issued a press release announcing that we sold 86.44 acres of mostly undeveloped land in Fredericksburg, Virginia for $3.4 million. The purchase price, net of closing costs and fees, included cash of $2.3 million and $1 million in seller financing. The transaction closed on April 22, 2010. The information contained in the press release, a copy of which is attached as an exhibit to this report, is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibit

Exhibit 99.1	Press release dated April 28, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2010	National Technical Systems, Inc.

	By:	/s/ Raffy Lorentzian
		Name:	Raffy Lorentzian
		Title:	Senior Vice President Chief Financial Officer